================================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: April 22, 2002


================================================================================


Exact Name of Registrant                 Commission           I.R.S. Employer
as Specified in Its Charter              File Number          Identification No.
---------------------------              -----------          ------------------

Hawaiian Electric Industries, Inc.          1-8503                99-0208097
Hawaiian Electric Company, Inc.             1-4955                99-0040500


================================================================================


                                State of Hawaii
                ----------------------------------------------
                (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
       ----------------------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:

           (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
           (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                     None
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)


================================================================================

Item 5. Other Events

News release
------------

On April 22, 2002, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. REPORTS FIRST QUARTER 2002 EARNINGS

     HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) today reported net income for the three months ended March 31, 2002 of $26.9 million, or 75 cents per share, compared with $27.7 million, or 84 cents per share, in the same quarter of 2001. Net income was down 3% for the quarter due to lower utility net income and holding company losses that were partially offset by a 12% increase in bank net income. Earnings per share were down 11% primarily due to an increase in the number of shares outstanding resulting from HEI's November 2001 common stock offering.

     Electric utility net income for the first quarter was $20.4 million compared to $21.4 million for the same quarter last year due to higher depreciation expense and lower kilowatthour sales, partially offset by lower other operation, maintenance and interest expenses.

     "We had anticipated that the Hawaii economic downturn post-September 11 would have a negative impact on kilowatthour sales. However, first quarter sales were down mainly because of cooler weather," said Robert F. Clarke, HEI chairman, president and chief executive officer. Cooling degree days were 10% lower in the first quarter of 2002 compared with the same quarter last year.

     Other operation and maintenance expenses were down quarter over quarter due to post-September 11 cost containment efforts. "Our utilities made an extra effort to lower expenses to offset the lower sales," said Clarke.

     Savings bank net income in the first quarter was $13.4 million compared to $11.9 million in the same quarter last year. The increase in net income was partly due to increases in both net interest and other noninterest income. Also, the adoption of new accounting rules calling for the discontinuation of goodwill amortization resulted in $1 million of net income. These increases were partially offset by increases in operating, administrative and general expenses.

     Net interest income increased due to an increase in the interest rate spread -the difference between the yield on earning assets and cost of funds. The interest rate spread was 3.27% in the recent quarter versus 3.01% for the same period in 2001.

     HEI will hold its annual meeting tomorrow at 9:30 a.m. in Honolulu, Hawaii to elect four directors and to ratify an independent auditor.

     HEI is the largest Hawaii-based company, providing electric utility services to 95% of Hawaii's residents and a wide array of banking services to consumers and businesses through the state's third largest bank.

Forward-looking Statements

     This release may contain "forward-looking statements," which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

     Forward-looking statements in this release should be read in conjunction with "Forward-looking statements" (which is incorporated by reference herein) set forth on page vi of HEI's Annual Report on Form 10-K for the year ended December 31, 2001 and in HEI's future periodic reports that discuss important factors that could cause HEI's results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of this release.

                                      ###

Hawaiian Electric Industries, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                                      Three months ended           Twelve months ended
                                                                           March 31,                     March 31,
                                                                  ---------------------------   ---------------------------
(in thousands, except per share amounts)                              2002          2001            2002          2001
---------------------------------------------------------------------------------------------------------------------------
Revenues
Electric utility                                                  $    278,331  $    318,423    $  1,249,212  $  1,306,188
Bank                                                                    98,842       115,754         427,690       456,369
Other                                                                      263          (840)         (5,526)        2,679
                                                                  ------------- -------------   ------------- -------------
                                                                       377,436       433,337       1,671,376     1,765,236
                                                                  ------------- -------------   ------------- -------------
Expenses
Electric utility                                                       232,727       270,413       1,057,673     1,116,717
Bank                                                                    76,671        95,605         343,569       385,369
Other                                                                    4,169         2,385          15,026         9,517
                                                                  ------------- -------------   ------------- -------------
                                                                       313,567       368,403       1,416,268     1,511,603
                                                                  ------------- -------------   ------------- -------------
Operating income (loss)
Electric utility                                                        45,604        48,010         191,539       189,471
Bank                                                                    22,171        20,149          84,121        71,000
Other                                                                   (3,906)       (3,225)        (20,552)       (6,838)
                                                                  ------------- -------------   ------------- -------------
                                                                        63,869        64,934         255,108       253,633
                                                                  ------------- -------------   ------------- -------------
Interest expense--other than bank                                      (18,527)      (19,585)        (77,668)      (78,020)
Allowance for borrowed funds used during construction                      355           676           1,937         2,907
Preferred stock dividends of subsidiaries                                 (501)         (502)         (2,005)       (2,011)
Preferred securities distributions of trust subsidiaries                (4,009)       (4,009)        (16,035)      (16,035)
Allowance for equity funds used during construction                        773         1,265           3,747         5,376
                                                                  ------------- -------------   ------------- -------------
Income from continuing operations
    before income taxes                                                 41,960        42,779         165,084       165,850
Income taxes                                                            15,041        15,015          58,183        58,384
                                                                  ------------- -------------   ------------- -------------
Income from continuing operations                                       26,919        27,764         106,901       107,466
Discontinued operations, net of income taxes
    Loss from operations                                                     -           (19)         (1,235)      (62,953)
    Net loss on disposals                                                    -             -         (22,787)            -
                                                                  ------------- -------------   ------------- -------------
Loss from discontinued operations                                            -           (19)        (24,022)      (62,953)
                                                                  ------------- -------------   ------------- -------------
Net income                                                        $     26,919  $     27,745    $     82,879  $     44,513
                                                                  ============= =============   ============= =============
Per common share
    Basic earnings (loss)
        Continuing operations                                     $       0.75  $       0.84    $       3.11  $       3.28
        Discontinued operations                                              -             -           (0.70)        (1.92)
                                                                  ------------- -------------   ------------- -------------
                                                                  $       0.75  $       0.84    $       2.41  $       1.36
                                                                  ============= =============   ============= =============
    Diluted earnings (loss)
        Continuing operations                                     $       0.75  $       0.83    $       3.09  $       3.26
        Discontinued operations                                              -             -           (0.69)        (1.91)
                                                                  ------------- -------------   ------------- -------------
                                                                  $       0.75  $       0.83    $       2.40  $       1.35
                                                                  ============= =============   ============= =============
    Dividends                                                     $       0.62  $       0.62    $       2.48  $       2.48
                                                                  ============= =============   ============= =============
Weighted average number of common shares outstanding                    35,818        33,159          34,410        32,766
                                                                  ============= =============   ============= =============
Adjusted weighted average shares                                        36,014        33,312          34,573        32,904
                                                                  ============= =============   ============= =============
Income (loss) from continuing operations by segment
    Electric utility                                              $     20,359  $     21,425    $     87,234  $     84,986
    Bank                                                                13,351        11,875          50,007        41,284
    Other                                                               (6,791)       (5,536)        (30,340)      (18,804)
                                                                  ------------- -------------   ------------- -------------
Income from continuing operations                                 $     26,919  $     27,764    $    106,901  $    107,466
                                                                  ============= =============   ============= =============

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HEI's Annual Report on SEC Form 10-K for the year ended December 31, 2001 and the consolidated financial statements and the notes thereto in HEI's Quarterly Report on SEC Form 10-Q for the quarter ended March 31, 2002 (when filed).

Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

Hawaiian Electric Industries, Inc. and Subsidiaries
GOODWILL
(Unaudited)

The Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets" on January 1, 2002. The Company's goodwill is in the bank segment and was tested for impairment as of January 1, 2002 and will be tested for impairment annually in the third quarter. As of January 1, 2002, there was no impairment of goodwill.

Application of the nonamortization provisions of SFAS No. 142 has affected the comparability of current period results of operations with prior periods. Thus, the following "transitional" disclosures present "adjusted" net income and earnings per common share:

                                                            Three months ended                 Twelve months ended
                                                                 March 31,                           March 31,
                                                     ---------------------------------   --------------------------------
(in thousands, except per share amounts)                 2002               2001              2002              2001
-------------------------------------------------------------------------------------------------------------------------
Consolidated
Reported net income                                  $      26,919      $      27,745    $      82,879     $      44,513
Add back: goodwill amortization                                  -                954            2,862             3,816
                                                     --------------     --------------   --------------    --------------
Adjusted net income                                  $      26,919      $      28,699    $      85,741     $      48,329
                                                     ==============     ==============   ==============    ==============

Basic earnings per common share
     Reported net income                             $        0.75      $        0.84    $        2.41     $        1.36
     Goodwill amortization                                       -               0.03             0.08              0.12
                                                     --------------     --------------   --------------    --------------
     Adjusted net income                             $        0.75      $        0.87    $        2.49     $        1.48
                                                     ==============     ==============   ==============    ==============

Diluted earnings per common share
     Reported net income                             $        0.75      $        0.83    $        2.40     $        1.35
     Goodwill amortization                                       -               0.03             0.08              0.12
                                                     --------------     --------------   --------------    --------------
     Adjusted net income                             $        0.75      $        0.86    $        2.48     $        1.47
                                                     ==============     ==============   ==============    ==============

Weighted average number of
     common shares outstanding                              35,818             33,159           34,410            32,766
                                                     ==============     ==============   ==============    ==============
Adjusted weighted average shares                            36,014             33,312           34,573            32,904
                                                     ==============     ==============   ==============    ==============

Bank
Reported net income                                  $      13,351      $      11,875    $      50,007     $      41,284
Add back: goodwill amortization                                  -                954            2,862             3,816
                                                     --------------     --------------   --------------    --------------
Adjusted net income                                  $      13,351      $      12,829    $      52,869     $      45,100
                                                     ==============     ==============   ==============    ==============

Hawaiian Electric Company, Inc. (HECO) and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                                                  Three months ended
                                                                                       March 31,
                                                                          ---------------------------------
(in thousands)                                                                  2002             2001
-----------------------------------------------------------------------------------------------------------
Operating revenues                                                        $       277,333  $       317,293
                                                                          ---------------- ----------------

Operating expenses
Fuel oil                                                                           59,235           88,245
Purchased power                                                                    77,101           81,916
Other operation                                                                    29,223           29,774
Maintenance                                                                        14,012           15,197
Depreciation                                                                       26,360           24,609
Taxes, other than income taxes                                                     26,690           30,491
Income taxes                                                                       12,791           13,604
                                                                          ---------------- ----------------
                                                                                  245,412          283,836
                                                                          ---------------- ----------------

Operating income                                                                   31,921           33,457
                                                                          ---------------- ----------------

Other income
Allowance for equity funds used during construction                                   773            1,265
Other, net                                                                            815              977
                                                                          ---------------- ----------------
                                                                                    1,588            2,242
                                                                          ---------------- ----------------

Income before interest and other charges                                           33,509           35,699
                                                                          ---------------- ----------------

Interest and other charges
Interest on long-term debt                                                         10,136            9,929
Amortization of net bond premium and expense                                          500              530
Other interest charges                                                                451            2,073
Allowance for borrowed funds used during construction                                (355)            (676)
Preferred stock dividends of subsidiaries                                             229              229
Preferred securities distributions of trust subsidiaries                            1,919            1,919
                                                                          ---------------- ----------------
                                                                                   12,880           14,004
                                                                          ---------------- ----------------

Income before preferred stock dividends of HECO                                    20,629           21,695
Preferred stock dividends of HECO                                                     270              270
                                                                          ---------------- ----------------

Net income for common stock                                               $        20,359  $        21,425
                                                                          ================ ================

OTHER ELECTRIC UTILITY INFORMATION
Kilowatthour sales (millions)                                                       2,223            2,241
Cooling degree days (Oahu)                                                            819              910

American Savings Bank, F.S.B. and Subsidiaries
CONSOLIDATED INCOME STATEMENT DATA
(Unaudited)

                                                                                  Three months ended
                                                                                       March 31,
                                                                          ---------------------------------
(in thousands)                                                                  2002             2001
------------------------------------------------------------------------------------------------------------
Interest income                                                           $        85,654  $       107,601
Interest expense                                                                   38,116           60,500
                                                                          ---------------- ----------------
Net interest income                                                                47,538           47,101
Provision for loan losses                                                          (3,500)          (3,000)
Other income                                                                       13,188            8,153
Operating, administrative and general expenses                                    (35,055)         (32,105)
                                                                          ---------------- ----------------
Operating income                                                                   22,171           20,149
Minority interest                                                                      45               59
Income taxes                                                                        7,422            6,862
                                                                          ---------------- ----------------
Income before preferred stock dividends                                            14,704           13,228
Preferred stock dividends                                                           1,353            1,353
                                                                          ---------------- ----------------
Net income                                                                $        13,351  $        11,875
                                                                          ================ ================

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.         HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                            (Registrant)


/s/ Robert F. Mougeot                      /s/ Richard A. von Gnechten
---------------------                      ---------------------------
Robert F. Mougeot                          Richard A. von Gnechten
Financial Vice President, Treasurer and    Financial Vice President
 Chief Financial Officer                   (Principal Financial Officer of HECO)
(Principal Financial Officer of HEI)

Date: April 22, 2002                       Date: April 22, 2002